UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) November 4, 2004
                                                  ------------------------------

                                iGATE Corporation
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             (Exact name of registrant as specified in its charter)


         PENNSYLVANIA                   000-21755               25-1802235
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 (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


      1000 Commerce Drive, Suite 500 Pittsburgh PA                    15275
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        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (412) 506-1131
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

On November 4, 2004, iGate Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the Securiteis Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished with this Form 8-K:

99.1 Press Release of iGate Corporation dated November 4, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    iGATE CORPORATION

November 4, 2004                                    /s/ MICHAEL ZUGAY
                                                    ----------------------------
                                                    Michael Zugay
                                                    Senior Vice President, Chief
                                                    Financial Officer

                                  EXHIBIT INDEX

(c)   Exhibits
               Exhibit No.
                        99.1  Press Release dated November 4, 2004.